UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2340

Montgomery Street Income Securities, Inc.

(Exact name of registrant as specified in charter)

225 W. Wacker Drive, Suite 950

Chicago, IL 60606

(Address of principal executive offices)

Mark D. Nerud, President

225 W. Wacker Drive, Suite 950

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5801

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 – June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Stockholders.

Montgomery Street Income Securities, Inc. (MTS)

Semiannual Report to Stockholders

June 30, 2008 (Unaudited)

Portfolio Manager Review

The investments of Montgomery Street Income Securities, Inc. (the “Fund”) provided a total return based on net asset value (“NAV”) of –1.50% for the six-month period ended June 30, 20081. The total return of the Fund, based on the market price of its New York Stock Exchange-traded shares, was –0.23% for the same period. The Fund’s total NAV return underperformed the Lehman Brothers Aggregate Bond Index2, the Fund’s benchmark, which posted a total return of 1.13% for the six-month period. Past results are not necessarily indicative of the future performance of the Fund. Investment return and principal value will fluctuate.

The first half of 2008 was a period of acute investment uncertainty and volatility. The sub-prime mortgage calamity that first materialized approximately a year ago continued to spiral downward, nearly bringing the global financial system with it. The rescue acquisition of Bear Stearns in March and the innovative emergency measures taken by the Federal Reserve stalled this cycle and restored critical investor confidence. A myriad of problems, including increasing unemployment, high fuel costs, inflation concerns and continued declines in housing, continued to plague the economy at June 30. As a result, risk premiums finished the period higher. All major spread sectors underperformed comparable duration U.S. Treasuries.

Various factors contributed to the Fund’s underperformance versus its benchmark. Broadly, a higher than index allocation to spread (non-Treasury) product, at the expense of an underweight to U.S. Treasuries, was the driver of underperformance. The Fund maintained its overweight to the financial sector and added selectively to this sector throughout the first half of 2008. Despite a recovery of risk premiums from the highs of mid-March, the financial sector provided negative returns and the Fund’s overweight detracted from performance. Sub-prime home equity also generally decreased in price over the

[1]

Total return based on NAV reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund’s shares traded during the period.

[2]

The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, consisting of government securities and corporate securities, mortgage pass through securities, and asset-backed securities with average maturities of one year or more. The Index does not include exposure to high yield or non dollar securities. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Montgomery Street Income Securities, Inc.	1

first half of the year. Although exposure was limited to 0.89% of the Fund’s net assets at the beginning of the year, rating downgrades and subsequent price declines detracted from total return. The high yield sector also was not exempt from spread widening. Despite only a slight increase from all time lows in the pace of defaults, declining risk appetites and fears of further economic deterioration moved risk premiums wider. The Fund’s approximately 10% average allocation to this sector negatively affected performance.

On a more positive note, duration and yield curve positioning benefited the relative performance of the portfolio as rates declined and the yield curve steepened.

The value and related income of debt securities, including mortgage-backed securities, asset-backed securities, and below-investment grade corporate bonds is sensitive to changes in economic conditions, including delinquencies and/or defaults. Recent instability in the markets for fixed-income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility of market prices and periods of illiquidity that have made it harder to obtain reliable market quotations for certain securities held by the Fund.

Our proprietary models demonstrate a high probability of a U.S. recession in 2008. We believe that the economy is experiencing a perfect storm of conditions which inhibit economic expansion. Housing weakness will continue to be detrimental to both consumers and banks. Higher fuel and commodity prices appear to be inflicting damage on disposable income and corporate profits. Meanwhile, lending activity is declining as balance sheets shrink and underwriting standards rise. Indications of economic slowing have continued to surface in the form of weak employment and manufacturing reports. Despite an unprecedented level of government support, the sub-prime/structured credit situation is not over.

The remainder of 2008 is expected to continue to be volatile and the economy may languish at a sub-trend growth rate for well into 2009. In many sectors however, we believe that pricing is already reflective of a long and deep recession. In the near term, we expect to maintain our overweight in the financial sector and add to spread (non-Treasury) products as market volatility creates inefficiencies. We also expect to be defensive in the high yield sector, preferring higher quality issuers, and plan to position tactically on the yield curve anticipating sustained low rates in the front end of the curve.

2	Montgomery Street Income Securities, Inc.

US Treasury Bond Yield Curve

Source: Bloomberg

Performance is historical and does not guarantee future results.

Quality Distribution (Unaudited)

*	Government includes U.S. Treasury, U.S. Agency and cash.

As of June 30, 2008.

Quality distribution is subject to change.

Portfolio percentages are based on total value of the investment portfolio, excluding securities lending collateral.

The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. A bond’s credit quality does not remove the risk of an increase in interest rates or illiquidity in the market.

Montgomery Street Income Securities, Inc.	3

Sector Distribution (Unaudited)

*	Mortgage backed securities.

As of June 30, 2008.

Sector distribution is subject to change.

Percentages are based on total value of the investment portfolio, excluding securities lending collateral.

The views expressed in this report reflect those of the investment adviser, Hartford Investment Management Company, only through the end of the period of the report as stated on the cover. The investment adviser’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Investment in the Fund involves risk. The Fund invests in individual bonds whose yields and value fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the price of the bonds, and thus the value of the Fund, can decline and the investor can lose principal value. The Fund’s investments are also subject to credit risk and liquidity risk. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered or redeemed.

NOT FDIC/NCUA INSURED.    NO BANK GUARANTEE.    MAY LOSE VALUE. NOT A DEPOSIT.    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY.

Past performance is no guarantee of future results.

This report is sent to stockholders of Montgomery Street Income Securities, Inc., for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

4	Montgomery Street Income Securities, Inc.

Other Information

Dividends Paid

The Fund paid dividends of $0.26 per share on April 30, 2008 and $0.26 per share on July 31, 2008.

Market Price and Net Asset Value

The Fund’s market price stood at $15.84 as of June 30, 2008, compared with $16.13 as of December 31, 2007. The Fund’s shares traded at a 9.6% discount to NAV at June 30, 2008. Shares of closed-end funds frequently trade at a discount to NAV. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of Fund management. The Fund, therefore, cannot predict whether its shares will trade at, below or above its NAV.

The Fund’s NAV and market value are published every Monday in The Wall Street Journal under the heading “Closed End Funds.” The Fund’s market value also is published daily in The New York Times, and both its market value and NAV are published weekly in Barron’s. The Fund’s market price is available daily on its website at www.montgomerystreetincome.com.

Dividend Reinvestment and Cash Purchase Option

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the “Plan”) for the automatic reinvestment of your dividends and capital gain distributions in shares of the Fund. Stockholders who participate in the Plan also can purchase additional shares of the Fund through the Plan’s voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan’s features, including the voluntary cash investment feature, are described beginning on page 35 of this report.

Limited Share Repurchases

The Fund is authorized to repurchase a limited number of shares of the Fund’s common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the Plan with respect to income earned for the second preceding calendar quarter. There were 11,000 shares repurchased during each of the first two quarters of

Montgomery Street Income Securities, Inc.	5

2008. Up to 11,000 shares may be repurchased during the third quarter of 2008.

Investment Portfolio

Following the Fund’s first and third quarter ends, a complete portfolio holdings listing is filed with the U.S. Securities and Exchange Commission (“SEC”) on Form N-Q. The form is available on our website at www.montgomerystreetincome.com, or on the SEC’s website at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting

Information about how the Fund voted any proxies related to its portfolio securities during the most recent twelve-month period ended June 30, 2008 is available on our website at www.montgomerystreetincome.com or on the SEC’s website at www.sec.gov. A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 437-3938 or on the SEC’s website at www.sec.gov.

Reports to Stockholders

The Fund’s annual and semiannual reports to stockholders will be mailed to stockholders, and are also available on our website at www.montgomerystreetincome.com or by calling (877) 437-3938. Those stockholders who wish to view the Fund’s complete portfolio holdings listing for the first and third quarters may view the Form N-Q, as described above in the “Investment Portfolio” section of this report.

Change in Portfolio Manager

Effective July 22, 2008, Charles Moon resigned from Hartford Investment Management Company (“HIMCO”) and as a portfolio manager of the Fund. Nasri A. Toutoungi remains a portfolio manager of the Fund.

6	Montgomery Street Income Securities, Inc.

Investment Objectives and Policies

Investment Objectives

Your Fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), investing and reinvesting its assets in a portfolio of selected securities. The Fund’s primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

Principal Investment Policies

Investment of your Fund is guided by the principal investment policies summarized below. For a more complete description of the Fund’s investment policies, please see the Fund’s Form N-2 Registration Statement dated April 29, 1992 and subsequent annual reports to stockholders.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities.1

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities), including U.S. dollar-denominated debt securities of foreign issuers, rated within the four highest grades assigned by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the “30% basket”) may be invested in other U.S. or foreign straight debt securities; convertible securities; and preferred stocks.

Not more than 25% of total assets may be invested in securities of any one industry (finance companies as a whole are not considered an “industry” for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

[1]	The Fund will provide stockholders with at least 60 days’ notice prior to making any changes to this 80% investment policy.

Montgomery Street Income Securities, Inc.	7

The Fund may invest money pursuant to repurchase agreements so long as the Fund is initially wholly secured with collateral consisting of securities in which the Fund can invest under its investment objectives and policies. In addition, investments in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% — and be as to any one borrower more than 5% — of the Fund’s total assets.

The Fund may lend its portfolio securities to the extent permitted under the 1940 Act.

The Fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the Fund’s assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The Fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or less and that, at the time of purchase, the Fund’s obligations under such contracts do not exceed either the value of portfolio securities denominated in the foreign currency or 15% of the Fund’s total assets.

The Fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the Fund’s obligations under such instruments may not exceed the value of the Fund’s assets not subject to the 30% basket.

It is the intention of the Fund to invest exclusively in non-voting securities. Under normal circumstances, the Fund does not intend to exercise conversion, exchange or other rights to purchase common stock or other equity securities, or otherwise to hold voting securities. In the unlikely event that the Fund does come into possession of any voting securities, the Fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so.

8	Montgomery Street Income Securities, Inc.

Investment Portfolio	as of June 30, 2008 (Unaudited)

		Principal Amount ($) (f)	Value ($)

Corporate Bonds 44.7%
Consumer Discretionary 6.1%
American Axle & Manufacturing Inc., 5.25%, 02/11/14 (c)		375,000	264,375
Charter Communications Operating LLC, 8.00%, 04/30/12 (a) (j)		500,000	472,500
Clear Channel Communications Inc., 8.00%, 11/01/08		750,000	761,145
Clear Channel Communications Inc., 7.65%, 09/15/10		1,330,000	1,364,248
Comcast Cable Holdings LLC, 10.13%, 04/15/22		1,291,000	1,599,188
Comcast Corp., 6.30%, 11/15/17		152,000	150,632
COX Communications Inc., 5.45%, 12/15/14		500,000	480,483
CSC Holdings Inc., 8.13%, 07/15/09		190,000	191,425
Desarrolladora Homex SAB de CV, 7.50%, 09/28/15 (i)		280,000	281,400
Dex Media West LLC, 9.88%, 08/15/13		225,000	202,500
DirecTV Holdings LLC, 7.63%, 05/15/16 (a) (j)		245,000	241,325
ERAC USA Finance Co., 5.90%, 11/15/15 (a) (j)		429,000	392,254
Foot Locker Inc., 8.50%, 01/15/22 (i)		155,000	144,925
Harrah’s Operating Co. Inc., 10.75%, 02/01/16 (a) (j)		275,000	228,250
Icahn Enterprises LP, 7.13%, 02/15/13		385,000	349,388
Idearc Inc., 8.00%, 11/15/16		500,000	314,375
J.C. Penney Co. Inc., 8.00%, 03/01/10		500,000	518,695
Mediacom LLC, 7.88%, 02/15/11		650,000	599,625
MGM Mirage Inc., 8.50%, 09/15/10		500,000	493,750
MGM Mirage Inc., 6.75%, 09/01/12		300,000	269,250
Neiman-Marcus Group Inc., 10.38%, 10/15/15 (c)		450,000	450,000
RBS-Zero Hora Editora Jornalistica SA, 11.25%, 06/15/17 (i)	BRL	400,000	197,742
TCI Communications Inc., 8.75%, 08/01/15		35,000	39,562
Time Warner Inc., 6.75%, 04/15/11		800,000	817,823
Time Warner Inc., 6.50%, 11/15/36		250,000	222,549

			11,047,409
Consumer Staples 2.1%
Archer-Daniels-Midland Co., 5.38%, 09/15/35		400,000	350,691
Coca-Cola Enterprises Inc., 8.50%, 02/01/22		500,000	613,877
CVS Caremark Corp., 6.30%, 06/01/37 (callable at 100 beginning 06/01/12) (e)		833,000	714,298
Dr. Pepper Snapple Group Inc., 6.82%, 05/01/18 (a) (j)		473,000	474,952
General Mills Inc., 5.70%, 02/15/17		680,000	674,028
Kraft Foods Inc., 6.25%, 06/01/12		500,000	510,795
Safeway Inc., 5.80%, 08/15/12		250,000	255,628
Wal-Mart Stores Inc., 5.25%, 09/01/35		250,000	217,203

			3,811,472

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	9

	Principal Amount ($) (f)	Value ($)

Energy 1.6%
Chesapeake Energy Corp., 7.63%, 07/15/13	350,000	350,875
Enterprise Products Operating LLC, 6.50%, 01/31/19	245,000	246,299
Inergy LP/Inergy Finance Corp., 8.25%, 03/01/16	450,000	443,250
Kinder Morgan Energy Partners LP, 6.50%, 02/01/37	260,000	245,843
NGPL PipeCo LLC, 6.51%, 12/15/12 (a) (j)	585,000	593,927
ONEOK Partners LP, 6.65%, 10/01/36	542,000	516,596
Petroleos de Venezuela SA, 5.25%, 04/12/17	270,000	187,649
Transcontinental Gas Pipe Line Corp., 6.40%, 04/15/16	250,000	249,687

		2,834,126
Financials 19.4%
American Express Co., 8.15%, 03/19/38	740,000	822,472
American General Institutional Capital, 7.57%, 12/01/45 (a) (j)	250,000	227,634
American International Group Inc., 8.18%, 05/15/58 (callable at 100 on 05/15/38) (a) (e) (j)	1,740,000	1,637,530
Bank of America Corp., 8.00% (callable at 100 beginning 01/30/18) (d)	1,452,000	1,360,335
Bank of America Corp., 8.13% (callable at 100 beginning 05/15/18) (d)	397,000	375,268
Barclays Bank Plc, 7.70% (callable at 100 beginning 04/25/18) (a) (d) (j)	499,000	508,536
BNP Paribas Capital Trust, 9.00% (callable at 100 beginning 10/27/10) (a) (d) (j)	198,000	206,629
CIT Group Inc., 6.10%, 03/15/67 (callable at 100 beginning 03/15/17) (e)	980,000	450,565
Citigroup Capital XXI, 8.30%, 12/21/57 (callable at 100 beginning 12/21/37) (e)	1,181,000	1,115,253
Citigroup Inc., 8.40% (callable at 100 on 04/30/18) (d)	913,000	867,907
Comerica Capital Trust II, 6.58%, 02/20/37 (callable at 100 beginning 02/20/32) (e)	1,634,000	1,028,962
Countrywide Financial Corp., 4.50%, 06/15/10	15,000	13,960
Countrywide Financial Corp., 5.80%, 06/07/12	153,000	144,708
Countrywide Financial Corp., 6.25%, 05/15/16 (c)	867,000	771,928
Countrywide Home Loans Inc., 4.00%, 03/22/11	162,000	147,482
Credit Suisse New York, 6.00%, 02/15/18	494,000	475,681
Financial Security Assurance Holdings Ltd., 6.40%, 12/15/66 (callable at 100 beginning 12/15/36) (a) (e) (j)	1,012,000	636,244
Ford Motor Credit Co., 7.38%, 02/01/11	500,000	405,758
Ford Motor Credit Co., 7.16%, 04/15/12 (b)	450,000	421,759
General Motors Acceptance Corp., 6.88%, 09/15/11	1,000,000	718,572
Goldman Sachs Capital II, 5.79% (callable at 100 on 06/01/12) (d)	1,200,000	834,432

The accompanying notes are an integral part of the financial statements.

10	Montgomery Street Income Securities, Inc.

	Principal Amount ($) (f)	Value ($)

HBOS Plc, 5.92% (callable at 100 beginning 10/01/15) (a) (d) (j)	600,000	427,321
HSBC Bank USA, 5.63%, 08/15/35	315,000	265,342
HSBC Holdings Plc, 6.50%, 05/02/36	500,000	464,884
ILFC E-Capital Trust II, 6.25%, 12/21/65 (callable at 100 beginning 12/21/15) (a) (e) (j)	4,490,000	3,747,641
International Lease Finance Corp., 6.38%, 03/25/13	366,000	334,073
Janus Capital Group Inc., 6.70%, 06/15/17	840,000	806,194
JPMorgan Chase & Co., 7.90% (callable at 100 on 04/30/18) (d)	1,674,000	1,569,609
JPMorgan Chase Capital XV, 5.88%, 03/15/35	205,000	169,145
Kazkommerts International Bank, 8.00%, 11/03/15 (a) (j)	190,000	156,750
Lincoln National Corp., 6.05%, 04/20/67 (callable at 100 beginning 04/20/17) (e)	260,000	219,224
Mellon Capital IV, 6.24% (callable at 100 beginning 06/20/12) (d)	570,000	451,363
Merrill Lynch & Co. Inc., 5.45%, 02/05/13	750,000	707,402
Northgroup Preferred Capital Corp., 6.38% (callable at 100 beginning 10/15/17) (a) (d) (i)	515,000	354,042
PNC Preferred Funding Trust I, 6.11% (callable at 100 beginning 03/15/12) (a) (d) (j)	1,200,000	928,636
Progressive Corp., 6.70%, 06/15/37 (callable at 100 beginning 06/15/17) (e)	2,175,000	1,907,201
Prudential Financial Inc., 8.88%, 06/15/38 (callable at 100 beginning 06/15/18) (c) (e)	1,380,000	1,379,611
RBS Capital Trust IV, 3.60% (callable at 100 beginning 09/30/14) (b) (d)	1,850,000	1,464,046
RSHB Capital SA , 6.97%, 09/21/16	300,000	286,980
State Street Capital Trust IV, 3.78%, 06/15/37 (b)	670,000	514,385
TNK-BP Finance SA, 7.50%, 03/13/13 (a) (j)	300,000	295,500
TNK-BP Finance SA, 7.50%, 07/18/16 (a) (j)	300,000	283,860
Travelers Cos. Inc., 6.25%, 03/15/37 (callable at 100 beginning 03/15/17) (e)	221,000	189,870
UBS Preferred Funding Trust I, 8.62% (callable at 100 beginning 10/01/10) (d)	1,030,000	1,034,985
UniCredito Italiano Capital Trust II, 9.20% (callable at 100 beginning 10/15/10) (a) (d) (j)	520,000	533,175
USB Capital IX, 6.19% (callable at 100 beginning 04/15/11) (d)	700,000	532,000
USB Realty Corp., 6.09% (callable at 100 beginning 01/15/12) (a) (d) (j)	700,000	511,000
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, 8.38%, 04/30/13 (a) (j)	200,000	197,165

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	11

	Principal Amount ($) (f)	Value ($)

Wachovia Corp., 7.98% (callable at 100 beginning 03/15/18) (d)	840,000	771,456
Wells Fargo Capital XIII, 7.70% (callable at 100 on 03/26/13) (d)	1,088,000	1,081,523
ZFS Finance USA Trust I, 6.50%, 05/09/37 (callable at 100 beginning 05/09/17) (a) (e) (j)	582,000	507,973

		35,263,971
Health Care 1.6%
Aetna Inc., 6.63%, 06/15/36	560,000	537,746
Cigna Corp., 6.15%, 11/15/36	184,000	162,080
Covidien International Finance SA, 5.45%, 10/15/12	300,000	304,131
HCA Inc., 9.25%, 11/15/16	330,000	339,900
UnitedHealth Group Inc., 4.88%, 02/15/13	695,000	672,510
Wyeth, 6.50%, 02/01/34	400,000	414,745
Wyeth, 5.95%, 04/01/37	470,000	453,661

		2,884,773
Industrials 2.3%
Bombardier Inc., 6.30%, 05/01/14 (a) (j)	1,060,000	1,012,300
Canadian Pacific Railway Ltd., 5.75%, 05/15/13	517,000	514,020
General Electric Capital Corp., 5.63%, 05/01/18	460,000	444,845
Honeywell International Inc., 5.70%, 03/15/36	250,000	236,366
Noble Group Ltd., 8.50%, 05/30/13 (a) (c) (j)	200,000	197,000
Norfolk Southern Corp., 5.75%, 04/01/18 (a) (j)	411,000	404,501
Systems 2001 Asset Trust LLC, 7.16%, 12/15/11 (a) (i)	244,395	252,930
Tyco Electronics Group SA, 6.55%, 10/01/17	262,000	264,350
Waste Management Inc., 6.10%, 03/15/18	847,000	845,053

		4,171,365
Information Technology 1.7%
Agilent Technologies Inc., 6.50%, 11/01/17	426,000	414,938
International Business Machines Corp., 8.38%, 11/01/19	250,000	303,346
Nortel Networks Ltd., 10.75%, 07/15/16	750,000	742,500
Oracle Corp., 6.50%, 04/15/38	705,000	706,747
Tyco Electronics Group SA, 6.00%, 10/01/12	250,000	252,428
Xerox Corp., 6.35%, 05/15/18	720,000	710,712

		3,130,671
Materials 1.3%
Evraz Group SA, 8.88%, 04/24/13 (a) (j)	200,000	200,240
Georgia-Pacific LLC, 8.13%, 05/15/11	375,000	370,313
Huntsman International LLC, 7.88%, 11/15/14	155,000	141,825
International Paper Co., 7.40%, 06/15/14	465,000	464,103

The accompanying notes are an integral part of the financial statements.

12	Montgomery Street Income Securities, Inc.

	Principal Amount ($) (f)	Value ($)

MHP SA, 10.25%, 11/30/11 (a) (i)	200,000	198,510
Momentive Performance Materials Inc., 9.75%, 12/01/14	335,000	286,425
Newmont Mining Corp., 5.88%, 04/01/35	395,000	338,073
Pliant Corp., 11.63%, 06/15/09	5	5
Sino-Forest Corp. 9.13%, 8/17/11	180,000	183,600
Vitro SAB de CV, 8.63%, 02/01/12	279,000	253,053

		2,436,147
Telecommunication Services 4.3%
AT&T Inc., 6.15%, 09/15/34	500,000	467,186
Citizens Communications Co., 9.00%, 08/15/31	400,000	360,000
COX Communications Inc., 6.25%, 06/01/18 (a) (j)	957,000	934,218
Embarq Corp., 7.08%, 06/01/16	77,000	73,131
Intelsat Bermuda Ltd., 9.25%, 06/15/16	255,000	256,913
Maxcom Telecomunicaciones SAB de CV, 11.00%, 12/15/14	300,000	316,800
Qwest Communications International Inc., 7.50%, 02/15/14	800,000	760,000
Rogers Communications Inc., 8.75%, 05/01/32	110,000	122,722
Telecom Italia Capital SA, 4.00%, 01/15/10	360,000	355,160
Telecom Italia Capital SA, 5.25%, 11/15/13	330,000	311,733
Telecom Italia Capital SA, 4.95%, 09/30/14	365,000	334,067
Telecom Italia Capital SA, 7.72%, 06/04/38	852,000	865,750
Verizon Communications Inc., 5.50%, 02/15/18	238,000	226,412
Verizon New Jersey Inc., 5.88%, 01/17/12	542,000	549,552
Vodafone Group Plc, 6.15%, 02/27/37	1,268,000	1,159,608
Windstream Corp., 8.63%, 08/01/16	670,000	668,325

		7,761,577
Utilities 4.3%
Abu Dhabi National Energy Co., 5.62%, 10/25/12 (a) (j)	775,000	780,939
American Electric Power Co. Inc., 5.38%, 03/15/10	1,000,000	1,010,505
CenterPoint Energy Resources Corp., 6.63%, 11/01/37 (c)	120,000	111,152
Duke Energy Indiana Inc., 8.85%, 01/15/22	1,225,000	1,495,480
FirstEnergy Corp., 6.45%, 11/15/11	500,000	513,050
Florida Power Corp., 5.80%, 09/15/17	195,000	199,614
Northern States Power Co., 6.25%, 06/01/36	400,000	408,892
Puget Sound Energy Inc., 7.02%, 12/01/27	1,000,000	1,014,253
Rede Empresas de Energia Eletrica SA, 11.13% (callable at 100 beginning 09/30/14) (a) (d) (i)	300,000	294,000
SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%, 11/15/13 (a) (i)	2,000,000	2,014,690

		7,842,575

Total Corporate Bonds (Cost $87,589,007)		81,184,086

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	13

	Principal Amount ($) (f)	Value ($)

Non-U.S. Government Agency Asset-Backed Securities 17.0%
Banc of America Mortgage Securities Inc., (2005, H, 2A5), 4.80%, 09/25/35 (b) (i)	1,065,000	1,010,007
Bayview Commercial Asset Trust, Interest Only (2007, 2A, IO), 1.30%, 07/25/37 (a) (b) (h) (i)	6,499,514	675,950
Bayview Commercial Asset Trust, Interest Only (2007, 4A, IO), 1.44%, 09/25/37 (a) (h) (i)	6,889,995	826,799
Bayview Financial Acquisition Trust, (2007, A, M3) 4.13%, 05/28/37 (b) (h) (i)	800,000	280,000
Bear Stearns Commercial Mortgage Securities Inc., (2005, T20, A4A) 5.30%, 10/12/42	580,000	556,949
Bear Stearns Commercial Mortgage Securities Inc., (2007, PW15, A4) 5.33%, 02/11/44	600,000	554,974
Capital Auto Receivables Asset Trust, (2006, SN1A, C) 5.77%, 05/20/10 (a) (i)	150,000	147,757
Capital Auto Receivables Asset Trust, (2006, SN1A, D) 6.15%, 04/20/11 (a) (i)	200,000	193,360
CBA Commercial LLC, (2006, 2A, X1) 2.15%, 01/25/39 (a) (b) (h) (i)	8,646,810	843,064
Citigroup Commercial Mortgage Trust, (2006, C5, ASB) 5.41%, 10/15/49	1,000,000	960,791
Citigroup Mortgage Loan Trust Inc., (2004, NCM2, 1CB2) 6.75%, 08/25/34 (i)	608,658	590,018
Citigroup Mortgage Loan Trust Inc., (2007, WFH1, M11) 4.98%, 01/25/37 (a) (b) (i)	225,000	18,424
Citigroup/Deutsche Bank Commercial Mortgage Trust, (2007, CD4, A4) 5.32%, 12/11/49	1,200,000	1,109,297
Countrywide Alternative Loan Trust, (2004, 14T2, A4) 5.50%, 08/25/34 (i)	351,680	338,157
Countrywide Alternative Loan Trust, (2004, 35T2, A1) 6.00%, 02/25/35 (i)	249,162	241,405
Countrywide Alternative Loan Trust, (2005, 28CB, 3A5) 6.00%, 08/25/35 (i)	646,966	620,237
Credit Suisse Mortgage Capital Certificates, (2007, C2, A2) 5.45%, 01/15/49	1,000,000	980,124
Credit-Based Asset Servicing and Securitization LLC, (2006, SC1, A) 2.75%, 05/25/36 (a) (b) (i)	147,297	113,373
CW Capital Cobalt Ltd., (2007, C2, A3) 5.48%, 04/15/47	450,000	418,629
Ford Credit Auto Owner Trust, (2006, C, D) 6.89%, 05/15/13 (a) (i)	1,060,000	953,098
GE Business Loan Trust, Interest Only (2006, 1A, IO) 0.60%, 05/15/34 (a) (b) (h) (i)	29,470,775	213,368
GE Business Loan Trust, (2006, 1A, D) 3.47%, 05/15/34 (a) (b) (h) (j)	444,532	263,937

The accompanying notes are an integral part of the financial statements.

14	Montgomery Street Income Securities, Inc.

	Principal Amount ($) (f)	Value ($)

GMAC Commercial Mortgage Securities Inc., (2004, C3, A5) 4.86%, 12/10/41	1,000,000	951,548
GMAC Mortgage Corp. Loan Trust, (2006, HE3, A2) 5.75%, 10/25/36	620,000	455,803
Goldman Sachs Mortgage Securities Corp., (2007, GKK1, A2) 5.70%, 12/20/49 (a) (b) (h) (i)	250,000	84,050
Greenwich Capital Commercial Funding Corp., (2006, FL4A, ONW) 3.65%, 11/05/21 (a) (b) (h) (i)	200,001	178,001
Greenwich Capital Commercial Funding Corp., (2006, FL4A, PNW) 3.85%, 11/05/21 (a) (b) (h) (i)	190,001	165,301
Greenwich Capital Commercial Funding Corp., (2007, GG11, A4) 5.74%, 08/10/17	850,000	803,485
JPMorgan Chase Commercial Mortgage Securities Corp., (2007, C1, A4) 5.72%, 01/15/17	1,000,000	938,403
JPMorgan Chase Commercial Mortgage Securities Corp., (2007, CB19, A4) 5.94%, 02/12/49 (b)	925,000	879,600
JPMorgan Chase Commercial Mortgage Securities Corp., (2008, C2, A4) 6.07%, 02/12/51	890,000	859,724
JPMorgan Chase Commercial Mortgage Securities Corp., (2007, CB20, B) 6.40%, 02/12/51 (a) (b) (j)	550,000	415,320
Lehman Brothers Small Balance Commercial, (2006, 2A, 2A2) 5.62%, 09/25/36 (a) (j)	255,000	222,044
Marlin Leasing Receivables LLC, (2006, 1A, A4) 5.33%, 09/16/13 (a) (j)	660,000	671,081
Morgan Stanley Capital I, (2007, IQ13, A4) 5.36%, 03/15/44	1,000,000	924,493
Nationstar NIM Trust, (2007, A, A) 9.97%, 03/25/37 (a) (h) (i)	24,562	12,281
Option One Mortgage Loan Trust, (2007, FXD2, M6) 6.99%, 03/25/37 (i)	725,000	96,708
Option One Mortgage Loan Trust, (2007, FXD2, M7) 6.99%, 03/25/37 (i)	500,000	59,696
Option One Mortgage Loan Trust, (2007, FXD2, M8) 6.99%, 03/25/37 (i)	475,000	54,242
Prudential Securities Secured Financing Corp., (1999, C2, A2) 7.19%, 06/16/31	681,174	688,610
Residential Asset Securitization Trust, (2005, A1, A3) 5.50%, 04/25/35 (i)	2,500,000	2,120,343
Wachovia Bank Commercial Mortgage Trust, (2006, C27, AM) 5.80%, 07/15/45	760,000	706,906
Wachovia Bank Commercial Mortgage Trust, (2007, C32, A3) 5.93%, 06/15/49 (b)	1,010,000	958,344
Washington Mutual Commercial Mortgage Securities Trust, (2007, SL3, AJ) 6.31%, 03/23/45 (a) (b) (j)	890,000	595,604
Washington Mutual Mortgage Pass-Through Certificates, (2005, AR16, 1A3) 5.10%, 12/25/35 (b) (i)	1,320,000	1,244,181

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	15

		Principal Amount ($) (f)	Value ($)

Wells Fargo Mortgage Backed Securities Trust, (2006, A, A3) 5.00%, 03/25/21		1,857,321	1,771,420
Wells Fargo Mortgage Backed Securities Trust, (2005, AR10, 2A4) 4.11%, 06/25/35 (b) (i)		1,622,858	1,606,834
Wells Fargo Mortgage Backed Securities Trust, (2006, AR8, 2A3) 5.24%, 04/25/36 (i)		1,545,449	1,521,444

Total Non-U.S. Government Agency Asset-Backed Securities (Cost $35,111,850)			30,895,184

Government and Agency Obligations 33.0%
Government Securities 15.1%
Sovereign 2.4%
Argentina Government International Bond, 7.00%, 10/03/15		250,000	174,625
Democratic Socialist Republic of Sri Lanka, 8.25%, 10/24/12 (i)		200,000	179,974
El Salvador Government International Bond, 7.65%, 06/15/35		255,000	263,925
United Kingdom Treasury Bond, 5.00%, 03/07/18	GBP	1,846,000	3,636,368
Venezuela Government International Bond, 5.75%, 02/26/16		75,000	58,913

			4,313,805
U.S. Treasury Securities 12.7%
U.S. Treasury Bond, 5.00%, 05/15/37 (c)		1,378,000	1,480,920
U.S. Treasury Bond, 4.38%, 02/15/38 (c)		600,000	584,813
U.S. Treasury Note, 4.00%, 09/30/09 (c)		7,997,000	8,158,811
U.S. Treasury Note, 1.75%, 03/31/10 (c)		9,363,000	9,242,302
U.S. Treasury Note, 2.50%, 03/31/13 (c)		937,000	903,986
U.S. Treasury Note, 3.50%, 05/31/13 (c)		74,000	74,549
U.S. Treasury Note, 3.88%, 05/15/18 (c)		2,707,600	2,684,967

			23,130,348

Total Government Securities (Cost $27,606,850)			27,444,153

U.S. Government Agency Securities 17.9%
Federal Farm Credit Bank 0.1%
Federal Farm Credit Bank, 7.56% (callable at 100 beginning 12/15/13) (d)		170,000	162,076

The accompanying notes are an integral part of the financial statements.

16	Montgomery Street Income Securities, Inc.

	Principal Amount ($) (f)	Value ($)

Federal Home Loan Mortgage Corp. 5.3%
Federal Home Loan Mortgage Corp., 5.50%, 12/15/16	490,092	500,300
Federal Home Loan Mortgage Corp., 5.00%, 05/15/23	923,040	928,522
Federal Home Loan Mortgage Corp., 4.50%, 02/15/26	394,824	396,206
Federal Home Loan Mortgage Corp., 5.50%, 07/15/27	424,325	431,814
Federal Home Loan Mortgage Corp., 6.00%, 05/15/30	790,000	812,162
Federal Home Loan Mortgage Corp., 4.50%, 04/15/32	1,375,000	1,334,202
Federal Home Loan Mortgage Corp., 4.50%, 07/15/32	410,000	399,124
Federal Home Loan Mortgage Corp., 6.00%, 09/15/32	1,500,000	1,543,288
Federal Home Loan Mortgage Corp., 5.00%, 12/15/32	895,000	874,893
Federal Home Loan Mortgage Corp., 5.00%, 10/15/33	1,175,000	1,142,902
Federal Home Loan Mortgage Corp., 5.00%, 08/15/34	1,245,000	1,210,308

		9,573,721
Federal National Mortgage Association 12.0%
Federal National Mortgage Association, 9.00%, 05/01/09 (i)	11,924	11,970
Federal National Mortgage Association, 5.50%, 03/25/17	673,284	688,758
Federal National Mortgage Association, 6.50%, 05/01/17	184,981	192,974
Federal National Mortgage Association, 6.00%, 01/01/23	528,194	537,172
Federal National Mortgage Association, 4.50%, 10/01/23	599,006	568,863
Federal National Mortgage Association, 5.50%, 05/01/25	1,820,874	1,821,959
Federal National Mortgage Association, 7.00%, 03/01/31	3,720,862	3,980,588
Federal National Mortgage Association, 5.00%, 08/25/33	295,000	286,747
Federal National Mortgage Association, 5.00%, 12/25/33	1,060,000	1,032,077
Federal National Mortgage Association, 5.00%, 06/25/34	604,550	614,842
Federal National Mortgage Association, 7.00%, 10/01/35	2,787,873	2,931,846
Federal National Mortgage Association, 6.50%, 04/01/37	4,373,786	4,508,085
Federal National Mortgage Association, 6.00%, 07/01/37	4,050,337	4,091,167
Federal National Mortgage Association, 6.00%, 08/25/44	512,173	518,111

		21,785,159
Government National Mortgage Association 0.5%
Government National Mortgage Association, 6.50%, 08/20/34	845,578	873,820

Total U.S. Government Agency Securities (Cost $32,144,814)		32,394,776

Total Government and Agency Obligations (Cost $59,751,664)		59,838,929

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	17

	Shares/Principal Amount ($) (f)	Value ($)

Preferred Stocks 0.6%
Financials 0.6%
Federal Home Loan Mortgage Corp., 8.38%, Series Z (callable at 25 beginning 12/31/12) (d)	21,659	526,314
Federal National Mortgage Association, 8.25% (callable at 25 beginning 12/31/10) (c) (d)	25,125	576,618

Total Preferred Stocks (Cost $1,172,591)		1,102,932

Short-Term Investments 18.1%
Commercial Paper 3.5%
BNP Paribas, 3.00%, 07/01/08	1,500,000	1,500,000
Illinois Tool Works Inc., 2.45%, 07/01/08	1,688,000	1,688,000
Nestle Capital, 2.53%, 07/01/08 (a) (j)	1,500,000	1,500,000
Societe Generale, 2.55% 7/01/2008	1,600,000	1,600,000

		6,288,000
Securities Lending Collateral 14.4%
Mellon GSL Delaware Business Trust Collateral Fund, 2.70%	26,368,616	26,139,209
U.S. Treasury Securities 0.2%
U.S. Treasury Bill, 1.99%, 09/11/08 (g)	375,000	373,740

Total Short-Term Investments (Cost $33,030,131)		32,800,949

Total Investments 113.4% (Cost $216,655,243)		205,822,080
Other Assets and Liabilities, Net (13.4%)		(24,358,224)

Total Net Assets — 100%		$181,463,856

Notes to the Investment Portfolio

(a)	Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provide an exemption from the registration requirements for resale of this security to an institutional investor.

(b)	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of June 30, 2008.

(c)	All or portion of the security has been loaned.

(d)	Perpetual maturity security.

(e)	Interest rate is fixed until stated call date and variable thereafter.

(f)	Principal amounts are listed in United States Dollars unless otherwise noted.

(g)	All or a portion of the security pledged as collateral for open futures contracts.

The accompanying notes are an integral part of the financial statements.

18	Montgomery Street Income Securities, Inc.

(h)	Security fair valued in good faith in accordance with the procedures established by the Board of Directors. As of June 30, 2008, the value of fair valued securities was $3,542,751 (2.0% of net assets).

(i)	Illiquid Security: At June 30, 2008 the total value of illiquid securities was $18,138,281 (10.0% of net assets).

(j)	Rule 144A or Section 4(2) Liquid Security: The Fund has deemed this security to be liquid based on procedures approved by the Board of Directors. As of June 30, 2008, the aggregate value of Rule 144A and Section 4(2) Liquid Securities was $20,405,986 (11.2% of net assets).

Abbreviations:

BRL – Brazilian Real

GBP – British Pound

NIM – Net Interest Margin

USD – United States Dollar

Forward Foreign Currency Contracts Purchased/Sold	Settlement Date	Notional Amount		Currency Value	Unrealized Gain/(Loss)
USD/GBP	09/19/08	(1,957,119)	GBP	$(3,873,813)	$(54,123)

Futures	Contracts Long/(Short)		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note Future, 2-Year, 6.00% Expiration September 2008	48	USD	$20,865
U.S. Treasury Note Future, 5-Year, 6.00% Expiration September 2008	236	USD	247,570
U.S. Treasury Note Future, 10-Year, 6.00% Expiration September 2008	(11)	USD	(19,534)
U.S. Treasury Bond Future, 20-Year, 6.00% Expiration September 2008	(44)	USD	(115,375)
			$133,526

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	19

Various inputs are used in determining the value of the Fund’s investments under SFAS No. 157 guidance. These inputs are summarized into three broad categories. Level 1 includes exchange-listed prices, broker quotes in active markets, and exchange traded derivative contracts. Level 2 includes value determined from significant observable inputs such as vendor evaluated debt instruments, securities valued at amortized cost, and modeled over-the-counter derivative contracts. Level 3 includes value determined from significant unobservable inputs including the Fund’s own assumptions in determining the fair value of the investment and certain quotes received from brokers.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s assets requiring disclosure under SFAS No. 157, as noted above, as of June 30, 2008:

	Investments in Securities	Investments in Derivatives*
Level 1	$27,242,141	$268,435
Level 2	175,037,188	—
Level 3	3,542,751	—
Total	$205,822,080	$268,435

The following is a summary of the inputs used to value the Fund’s liabilities requiring disclosure under SFAS No. 157, as noted above, as of June 30, 2008:

Investments in Derivatives*
Level 1	$(134,909)
Level 2	(54,123)
Level 3	—
Total	$(189,032)

*	Investments in derivatives include futures contracts and forward foreign currency contracts. These derivatives are valued at the unrealized appreciation/(depreciation) of the instrument.

The accompanying notes are an integral part of the financial statements.

20	Montgomery Street Income Securities, Inc.

The following table is a reconciliation of securities which represent significant unobservable inputs (Level 3) in determination of the fair value.

Investments in Securities
Balance at beginning of period	$5,970,154
Realized gain / (loss)	(957,791)
Change in unrealized appreciation / (depreciation)	(90,054)
Net purchases / (sales)	(290,260)
Transfers in and / or out of Level 3 during the period	(1,089,298)
Balance at end of period	$3,542,751

Restricted Securities

The following table includes Rule 144A securities that have not been deemed liquid based on procedures approved by the Board of Directors.

	Acquisition Date	Cost	Value End of Period 06/30/08	Percent of Net Assets
Bayview Commercial Asset Trust, (2007, 2A, IO) Interest Only, 1.30%, 07/25/37	05/09/07	$945,052	$675,950	0.4%
Bayview Commercial Asset Trust, (2007, 4A, IO) Interest Only, 1.44%, 09/25/37	08/08/07	872,743	826,799	0.5
CBA Commercial LLC, (2006, 2A, X1) 2.15%, 01/25/39	01/29/07	807,623	843,064	0.5
Capital Auto Receivables Asset Trust, (2006, SN1A, C) 5.77%, 05/20/10	08/23/06	149,998	147,757	0.1
Capital Auto Receivables Asset Trust, (2006, SN1A, D) 6.15%, 04/20/11	08/23/06	199,978	193,360	0.1
Citigroup Mortgage Loan Trust Inc., (2007, WFH1, M11) 4.98%, 01/25/37	01/12/07	186,402	18,424	—
Credit-Based Asset Servicing and Securitization LLC, (2006, SC1, A) 2.75%, 05/25/36	07/25/07	143,880	113,373	0.1
Ford Credit Auto Owner Trust, (2006, C, D) 6.89%, 05/15/13	11/17/06	1,059,993	953,098	0.5
GE Business Loan Trust, Interest Only (2006, 1A, IO) 0.60%, 05/15/34	06/20/06	126,346	213,368	0.1
Goldman Sachs Mortgage Securities Corp., (2007, GKK1, A2) 5.70%, 12/20/49	08/13/07	214,827	84,050	—

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	21

	Acquisition Date	Cost	Value End of Period 06/30/08	Percent of Net Assets
Greenwich Capital Commercial Funding Corp., (2006, FL4A, ONW) 3.65%, 11/05/21	05/17/07	$193,865	$178,001	0.1%
Greenwich Capital Commercial Funding Corp., (2006, FL4A, PNW) 3.85%, 11/05/21	05/17/07	183,997	165,301	0.1
MHP SA, 10.25%, 11/30/11	11/30/06	200,000	198,510	0.1
Nationstar NIM Trust, (2007, A, A) 9.97%, 03/25/37	04/26/07	24,562	12,281	—
Northgroup Preferred Capital Corp., 6.38% (callable at 100 beginning 10/15/17)	05/11/07	515,000	354,042	0.2
Rede Empresas de Energia Eletrica SA, 11.13% (callable at 100 beginning 09/30/14)	01/28/08	283,507	294,000	0.2
SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%, 11/15/13	05/15/06	2,119,916	2,014,690	1.1
Systems 2001 Asset Trust LLC, 7.16%, 12/15/11	05/15/06	256,634	252,930	0.1
		$8,484,323	$7,538,998	4.2%

The accompanying notes are an integral part of the financial statements.

22	Montgomery Street Income Securities, Inc.

Financial Statements (Unaudited)

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited)

Assets
Investments in securities, at value (a) (cost $216,655,243)	$205,822,080
Foreign currency (cost $155,323)	158,874
Receivables:
Interest	1,848,038
Investment securities sold	388,292
Variation margin	35,656
Other assets	57,912
Total assets	208,310,852

Liabilities
Cash overdraft	38,925
Accrued management and investment advisory fee	111,781
Accrued administrative fee	33,962
Payables:
Investment securities purchased	161,776
Forward foreign currency contracts	54,123
Variation margin	1,031
Interest	802
Return of collateral for securities on loan	26,368,616
Other liabilities	75,980
Total liabilities	26,846,996
Net assets, at value	$181,463,856
Net Assets
Net assets consist of:
Paid-in capital	$202,517,121
Undistributed net investment income	2,756,552
Net unrealized depreciation on investments	(10,749,815)
Accumulated net realized loss	(13,060,002)
Net assets, at value	$181,463,856
Net Asset Value per share ($181,463,856 / 10,370,260 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$17.50

(a)	Includes value of securities on loan of $25,859,422.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	23

Statement of Operations for the six months ended June 30, 2008 (Unaudited)

Investment Income
Income:
Interest	$5,374,738
Securities lending income	194,297
Dividends	54,738
Total income	5,623,773
Expenses:
Management and investment advisory fee	231,329
Administrative fee	209,817
Directors’ fees and expenses	50,556
Legal	37,916
Stockholder reporting	32,862
Insurance	27,806
Audit fees	25,278
Stockholder services	13,954
NYSE listing fee	12,638
Custodian fees	8,494
Other	10,148
Total expenses	660,798
Net investment income	4,962,975

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss from investment transactions	(5,465,394)
Net realized gain from futures contracts	860,192
Net realized loss from foreign currency related items	(100,970)
Net change in unrealized appreciation (depreciation) during the period on investments	(3,261,918)
Net change in unrealized appreciation (depreciation) during the period on futures contracts	(165,582)
Net change in unrealized appreciation (depreciation) during the period on foreign currency related items	(78,051)
Net loss on investment transactions	(8,211,723)
Net decrease in net assets resulting from operations	$(3,248,748)

The accompanying notes are an integral part of the financial statements.

24	Montgomery Street Income Securities, Inc.

Statements of Changes in Net Assets (Unaudited)

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2008	Year Ended December 31, 2007
Operations:
Net investment income	$4,962,975	$10,924,988
Net realized gain (loss) on investment transactions, futures contracts and foreign currency related items	(4,706,172)	1,116,169
Net change in unrealized appreciation (depreciation) during the period on investment transactions, futures contracts and foreign currency related items	(3,505,551)	(8,073,062)
Net increase (decrease) in net assets resulting from operations	(3,248,748)	3,968,095
Distributions to stockholders from net investment income	(2,697,410)	(11,620,203)
Fund share transactions:
Reinvestment of distributions	160,263	759,011
Cost of shares repurchased	(367,258)	(812,304)
Net decrease in net assets from Fund share transactions	(206,995)	(53,293)
Decrease in net assets	(6,153,153)	(7,705,401)
Net assets at beginning of period	187,617,009	195,322,410
Net assets at end of period (including undistributed net investment income of $2,756,552 and $490,987, respectively)	$181,463,856	$187,617,009

Other Information
Shares outstanding at beginning of period	10,382,446	10,384,967
Shares issued to stockholders in reinvestment of distributions	9,814	45,479
Shares repurchased	(22,000)	(48,000)
Net decrease in Fund shares	(12,186)	(2,521)
Shares outstanding at end of period	10,370,260	10,382,446

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	25

Financial Highlights (Unaudited)

Years ended December 31,	2008[a]	2007	2006	2005	2004	2003

Selected Per Share Data
Net asset value, beginning of period	$18.07	$18.81	$18.99	$19.62	$19.64	$19.43
Income from investment operations:
Income[b]	0.54	1.18	1.03	1.14	1.18	1.20
Operating expenses[b]	(0.06)	(0.13)	(0.13)	(0.14)	(0.14)	(0.12)
Net investment income[b]	0.48	1.05	0.90	1.00	1.04	1.08
Net realized and unrealized gain (loss) on investment transactions	(0.79)	(0.67)	(0.03)	(0.49)	0.17	0.42
Total from investment operations	(0.31)	0.38	0.87	0.51	1.21	1.50
Less distributions from:
Net investment income	(0.26)	(1.12)	(1.05)	(1.14)	(1.23)	(1.29)
Net asset value, end of period	$17.50	$18.07	$18.81	$18.99	$19.62	$19.64
Per share market value, end of period	$15.84	$16.13	$17.28	$16.91	$18.36	$18.55
Closing price range on New York Stock Exchange for each share of Common Stock outstanding during the period:
High ($)	17.27	17.80	17.57	18.85	19.39	20.45
Low ($)	15.84	15.77	16.30	16.55	16.55	17.50

Total Return
Based on market value (%)[c]	(0.23)[g]	(0.23)	8.70	(1.69)	5.82	4.53
Based on net asset value (%)[c]	(1.50)[g]	2.68	5.37	3.31	6.86 [e]	8.22

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	181	188	195	197	204	204
Ratio of expenses before expense reductions (%)	0.71 [f]	0.67	0.70	0.74	0.75	0.63
Ratio of expenses after expense reductions (%)	0.71 [f]	0.67	0.70	0.74	0.72	0.63
Ratio of net investment income (%)	5.35 [f]	5.64	4.78	5.11	5.26	5.47
Portfolio turnover rate (%)[d]	80 [g]	122	199	157	149	160

The accompanying notes are an integral part of the financial statements.

26	Montgomery Street Income Securities, Inc.

[a]	For the six months ended June 30, 2008.

[b]	Based on average shares outstanding during the period.

[c]	Total return based on net asset value reflects changes in the Fund’s net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value.

[d]	The portfolio turnover rates excluding mortgage dollar roll transactions are stated in the Financial Highlights. The portfolio turnover rates for those periods that had mortgage dollar roll transactions were 349%, 376%, and 426%, for the years ended December 31, 2005, 2004, and 2003, respectively. The Fund had no transactions from mortgage dollar rolls for the six months ended June 30, 2008 and for the years ended December 31, 2007 and 2006.

[e]	Total return would have been lower had certain expenses not been reduced.

[f]	Annualized.

[g]	Not annualized.

Montgomery Street Income Securities, Inc.	27

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

The Fund is registered under the 1940 Act, as a closed-end, diversified management investment company.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which requires the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading (generally, 4:00 PM Eastern Time) on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by, or at the direction of, the Board of Directors of the Fund (the “Board”). Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer. Fixed income securities with a remaining maturity of sixty (60) days or less, maturing at par, are valued at amortized cost, unless it is determined that such practice does not approximate market value.

Market quotations may not be readily available for certain debt and derivative instruments. If market quotations are not readily available or if it is determined that a quotation of a security does not represent its fair value, then the security is valued at a “fair value” as determined in good faith using procedures adopted by the Board. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale. Situations that may require a security to be fair valued include instances where a security is thinly traded or restricted as to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters or government actions. Under the procedures adopted by the Board, the Adviser may rely on independent pricing services or other sources to assist in determining the fair value of a security. Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The value of an investment for purposes of calculating the Fund’s net asset value can differ depending on the source and method used to determine the value.

28	Montgomery Street Income Securities, Inc.

Security Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars generally using exchange rates in effect as of 4:00 PM Eastern Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments, respectively.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net change in unrealized appreciation (depreciation) on foreign currency related items arises from changes in the fair value of assets and liabilities, other than investments in securities, at period end resulting from changes in exchange rates.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund agrees to purchase a security with a simultaneous agreement by the seller to repurchase the security back from the Fund at a specified price and date or upon demand. The Fund, through its custodian bank or sub-custodian bank, receives delivery of the underlying securities as collateral, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the collateral’s value is at least equal to the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at June 30, 2008.

Montgomery Street Income Securities, Inc.	29

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until settlement of the trade. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Securities Lending. The Fund has entered into a securities lending arrangement with its custodian. Under the terms of the agreement, the Fund receives a fee equal to a percentage of the net income generated by the collateral held during each lending transaction. The custodian is authorized to loan securities on behalf of the Fund to approved borrowers and is required to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund (a pooled investment fund). In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

Loan Participations/Assignments. The Fund may invest in U.S. dollar denominated fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such loans in the form of participations in loans or assignments of all or a portion of loans from third parties. Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result,

30	Montgomery Street Income Securities, Inc.

the Fund assumes the credit risk of both the borrower and the Lender that is selling the participation. At June 30, 2008, the Fund held no participations.

Federal Income Taxes. The Fund intends to qualify as a “regulated investment company” and to distribute substantially all net investment income and net capital gains, if any, to its stockholders and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Distribution of Income and Capital Gains. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions of net investment income are paid quarterly. Net realized gains from investment transactions will be distributed to stockholders at least annually to the extent they exceed available capital loss carryforwards. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience to date, the Fund expects any risk of loss to be remote.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts, generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales or to minimize foreign currency risk on portfolio securities denominated in foreign currencies. All contracts are marked-to-market daily based on the foreign currency exchange rate. The change in value is recorded as a receivable or payable from forward foreign currency contracts. When a contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts reflected in the Statement of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract.

Montgomery Street Income Securities, Inc.	31

Futures Contracts. The Fund may buy and sell futures contracts to manage its exposure to changes in securities prices and foreign currencies or as an efficient means of adjusting overall exposure to certain markets. The risks associated with the use of futures contracts include the possibility that the value of the futures contract may not correlate with the change in the value of the hedged instrument. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Futures contracts are valued based upon their quoted daily settlement prices. In the event that the settlement price is unavailable, the closing price will be used for valuation. The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Fund until the contracts are terminated at which time a realized gain or loss is recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin reflected in the Statement of Assets and Liabilities.

B. Purchases and Sales of Securities

During the six months ended June 30, 2008, purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, aggregated $58,827,787 and $59,786,751, respectively. Purchases and sales of long-term U.S. government obligations aggregated $84,627,120 and $85,351,822, respectively.

C. Related Parties

Investment Advisory Agreement. The Fund and HIMCO entered into an Investment Advisory Agreement whereby the Fund pays HIMCO a quarterly fee equal to the product of (a) one quarter of 0.25%, times (b) the average of the net assets of the Fund on the last business day of each calendar month of the then ended calendar quarter.

Fund Accounting and Administration Services Agreement. The Fund has entered into a Fund Accounting and Administration Services Agreement (“Administration Agreement”) with Jackson Fund Services (“JFS”). Pursuant to the Administration Agreement, the Fund pays JFS an annual fee, payable monthly, equal to 0.25% of the value of the average daily net assets of the Fund up to $100 million; 0.20% of the value of the average daily net assets of the Fund from $100 million to $200 million; and 0.15% of the value of the average daily net assets of the Fund over $200 million. JFS makes individuals available to the Fund to serve as its officers, without compensation from the Fund.

32	Montgomery Street Income Securities, Inc.

Directors’ Fees and Expenses. The Fund pays each Director a retainer fee plus specified amounts for each Board and Committee meeting attended.

D. Federal Income Tax Matters

The following information is presented on an income tax basis. The timing and characterization of certain income and capital gains are determined in accordance with federal tax regulations, which may differ from GAAP. These differences primarily relate to timing differences in recognizing premium amortization on debt securities and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the components of net assets on the Statement of Assets and Liabilities based on their federal income tax treatment; timing differences do not require reclassification. Timing and permanent differences do not impact the net asset values of the Fund.

At June 30, 2008, the cost of investments and the components of net unrealized depreciation are listed in the following table.

Cost of Investments	Gross Unrealized Depreciation	Gross Unrealized Appreciation	Net Unrealized Depreciation
$217,506,413	$(12,164,045)	$479,712	$(11,684,333)

At December 31, 2007, the Fund’s last fiscal year end, the Fund had undistributed net ordinary income of $518,874. Distributions paid of $11,620,203 were from net ordinary income.

At December 31, 2007, the Fund’s last fiscal year end, the Fund had unused capital loss carryforwards available for federal income tax purposes which may be applied against any future realized net taxable capital gains or until the respective expiration dates occur as noted below.

Amount	Year of Expiration
$ 781,347	2010
1,872,360	2013
3,952,947	2014
596,899	2015
$7,203,553

FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to

Montgomery Street Income Securities, Inc.	33

meet the “more-likely-than-not” threshold would result in the Fund recording a tax expense in the current year. FIN 48 requires that management evaluate the tax positions taken in returns that remain subject to examination by the Fund’s major tax jurisdictions. Management completed an evaluation of the Fund’s tax positions and based on that evaluation, noted no material impact on the Fund’s financial statements during the period ended June 30, 2008.

E. Share Repurchases

The Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund’s shares trade at a discount to their net asset value. During the six-months ended June 30, 2008, the Fund purchased 22,000 shares of common stock on the open market at a total cost of $367,258. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase was 7.2%. During the year ended December 31, 2007, the Fund purchased 48,000 shares of common stock on the open market at a total cost of $812,304 with a weighted average discount of 9.5%.

F. Recent Accounting Pronouncements

In March 2008, the FASB released SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities”. SFAS No. 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value and gains and losses on derivative instruments, and disclosures about credit risk related contingent features in derivative agreements. The application of SFAS No. 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161, and its impact on the financial statements has not yet been determined.

34	Montgomery Street Income Securities, Inc.

Dividend Reinvestment and Cash Purchase Plan

All registered stockholders of the Fund’s Common Stock are offered the opportunity of participating in the Plan. Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund’s common stock. The Bank of New York Mellon Corporation is the agent (the “Plan Agent”) for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder’s dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder’s holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the “Valuation Date”) equals or exceeds the net asset value per share, the Fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a “Voluntary Cash Investment”) by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder’s account, to BNY Mellon Shareowner Services, the Fund’s transfer agent (the “Transfer Agent”). Such additional shares will be purchased on the open market by the Plan Agent or its delegate. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash

Montgomery Street Income Securities, Inc.	35

or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent or its delegate on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent or its delegate to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the Fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor’s behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing BNY Mellon Shareowner Services, 480 Washington Boulevard Jersey City, NC 07310, or by calling (877) 437-3938.

36	Montgomery Street Income Securities, Inc.

Stockholder Meeting Results

The Annual Meeting of Stockholders of the Fund was held on July 10, 2008 at 3 Embarcadero Center, 7th Floor, San Francisco, California. At the meeting, the following matter was voted upon and approved by the stockholders:

To elect five Directors of the Fund to hold office until the next annual meeting or until their respective successors shall have been duly elected and qualified.

	Number of Votes:
Directors	For	Withheld
Richard J. Bradshaw	8,953,010	158,848
Victor L. Hymes	8,954,993	156,866
John T. Packard	8,952,403	159,455
Wendell G. Van Auken	8,952,912	158,946
James C. Van Horne	8,951,225	160,634

Montgomery Street Income Securities, Inc.	37

Directors and Officers

DIRECTORS

RICHARD J. BRADSHAW

Chairman

VICTOR L. HYMES

JOHN T. PACKARD

WENDELL G. VAN AUKEN

JAMES C. VAN HORNE

OFFICERS

MARK D. NERUD

President and Chief Executive Officer

DANIEL W. KOORS

Treasurer and Chief Financial Officer

SUSAN S. RHEE

Secretary and Chief Legal Officer

TONI M. BUGNI

Chief Compliance Officer

38	Montgomery Street Income Securities, Inc.

Investment Advisory Agreement Approval

At a meeting held on April 10, 2008, the Board of Directors (the “Board”) of the Fund, including the Directors of the Fund who were not parties to the agreement or “interested persons” of any such party as defined in the 1940 Act (the “Independent Directors”), voted to continue the Investment Advisory Agreement (the “Agreement”) with HIMCO until July 31, 2009.

In reviewing the Agreement, the Board considered, among other information, the written and oral reports and compilations provided by HIMCO, including comparative data from independent sources as to investment performance and advisory fees. The Board also considered the separate written and oral reports of Gifford Fong Associates, an independent investment consultant engaged by the Board specializing in quantitative fixed-income investment analysis and JFS. In addition, the Board took into account information provided at previous meetings and information about HIMCO and other potential investment advisers developed in connection with the Board’s search for a new adviser in 2006.

In approving the continuance of the Agreement, the Board of Directors considered the following factors, among others:

Nature, Extent and Quality of Services.  The Board examined the nature, extent, and quality of the advisory services provided and to be provided to the Fund by HIMCO. The Board considered the terms of the agreement, the experience and qualifications of HIMCO and its personnel in managing fixed-income instruments, HIMCO’s investment strategy for the Fund, and the risk profile of the Fund’s investments. The Board also considered the experience of HIMCO in managing open- and closed-end funds, the availability of HIMCO’s personnel, the extent and quality of information provided by HIMCO to the Board, HIMCO’s attention to compliance matters, and the extent of any regulatory issues relating to HIMCO or its affiliates. Further, the Board considered the stability of the HIMCO organization and turnover in its personnel, the overall commitment of HIMCO to the Fund, and the general financial condition, resources and reputation of HIMCO and its parent. The Board generally was satisfied with the nature, extent, and quality of the advisory services provided to the Fund.

Investment Performance.  The Board reviewed the investment performance of HIMCO over various periods compared to the performance of relevant indices and of other similar funds. The Board also reviewed with HIMCO and

Montgomery Street Income Securities, Inc.	39

Gifford Fong Associates the ways in which the investment strategies employed by HIMCO had contributed to its investment performance. The performance data showed, among other things, that for the first three quarters after HIMCO assumed management of the Fund in July 2006, the Fund had outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, but underperformed the average return of the comparison group of closed-end investment-grade bond funds; for calendar year 2007, the Fund had underperformed its benchmark index and also underperformed the average return of the comparison group; and for the first quarter of 2008, the Fund had underperformed its benchmark index, but outperformed the average return based on net asset value of the comparison group. The Board noted that the fixed income markets had been quite volatile, that HIMCO was committed to improving the performance of the Fund, and that HIMCO had been managing the Fund for a relatively brief period.

Cost of Services.  The Board examined the cost of the services provided and to be provided to the Fund by HIMCO, including expense information concerning other similar funds. The advisory fee charged by HIMCO was below that charged to other similar funds, including those managed by HIMCO, although the services provided to those other similar funds included certain administration services. It was noted that, in connection with its 2006 search for a new investment adviser, the Board had solicited fee proposals from several candidates, and the fee to be charged by HIMCO was among the lowest proposed. The Board concluded that the advisory fee charged by HIMCO generally was competitive.

Profits Realized.  The Board considered the profits realized and to be realized by HIMCO from its relationship with the Fund and reviewed an estimate prepared by HIMCO. The Board acknowledged the inherent limitations of profitability analyses, including their reliance on various allocations and assumptions. The Board recognized that HIMCO was entitled to earn a profit for the services it furnishes and concluded, based on the information provided, that the profit expected to be earned by HIMCO would not be excessive.

Economies of Scale.  The Board considered the extent to which economies of scale could be realized and whether the advisory fee charged by HIMCO reflects any such economies of scale. It was noted that, as a closed-end fixed income fund making regular dividend distributions, the assets of the Fund were not expected to increase materially. Accordingly, the Board had

40	Montgomery Street Income Securities, Inc.

negotiated with HIMCO a fixed fee rate taking into account the then current size of the Fund. In the event the size of the Fund does increase materially in the future, the Board will consider whether the advisory fee should be adjusted to reflect any economies of scale.

Other Benefits.  The Board recognized that HIMCO and its affiliates may derive other benefits from their relationship with the Fund, including the use of the Fund’s performance record in marketing other products, the inclusion of the Fund on its client list, and the aggregation of the Fund’s purchase orders with other accounts.

In addition to the foregoing factors, among others, the Board considered its ability to terminate the Agreement on sixty (60) days’ notice. In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Director assigned different weights to the various factors considered.

Montgomery Street Income Securities, Inc.	41

General Information

Investment Adviser	Hartford Investment Management Company 55 Farmington Avenue Hartford, CT 06105

Administrator	Jackson Fund Services 225 West Wacker Drive Chicago, IL 60606

Transfer Agent	BNY Mellon Shareowner Services c/o MSIS Stock Transfer 480 Washington Boulevard Jersey City, NJ 07310 (Tel) 1/877/437-3938

Custodian	The Bank of New York Mellon Corporation One Mellon Center Pittsburgh, PA 15258

Legal Counsel	Howard Rice Nemerovski Canady Falk & Rabkin PC Three Embarcadero Center San Francisco, CA 94111

42	Montgomery Street Income Securities, Inc.

Privacy Policy Statement

Montgomery Street Income Securities, Inc. (the “Fund”) considers the privacy of its stockholders to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us. In addition, the Fund relies on the privacy and customer information protection policies and procedures of its service providers.

Personal information we collect

We do not sell any information to any third parties. However, we may collect and retain certain nonpublic personal information about you, including:

•

Information we receive from broker-dealers, investment advisers, the Fund’s transfer agent, and the Fund’s dividend reinvestment plan administrator (such as a stockholder’s name, address and tax identification number);

•	An address received from a third party when a stockholder has moved; and

•	Account balance and transaction activity.

Personal information we may disclose

We may occasionally disclose nonpublic personal information about you to affiliates and non-affiliates as permitted by law. Instances when we may share information include:

•	Disclosing information to a third party in order to process account transactions that you request or authorize;

•	Disclosing your name and address to companies that mail Fund-related materials, such as stockholder reports and proxy materials; and

•	Disclosing information in connection with regulatory inquiries and legal proceedings, such as responding to a request for information or subpoena.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law. If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices. We restrict access to your nonpublic personal information to authorized agents, including employees of the Fund’s administrator who need to know that information to provide services to the

Montgomery Street Income Securities, Inc.	43

Fund and its stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

These measures reflect our commitment to maintaining the privacy of your nonpublic personal information. We appreciate the confidence you have shown by entrusting us with your assets.

If you would like to learn more or have any questions about our privacy practices, please contact the Fund at the following address:

Montgomery Street Income Securities, Inc.

c/o Jackson Fund Services

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

Effective: August 31, 2007

44	Montgomery Street Income Securities, Inc.

Notes

Notes

Presorted Standard

U.S. Postage

PAID

Lancaster, PA

Permit No. 1313

MSIS

(42065  2/06)

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included in Report to Stockholders under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Effective July 22, 2008, Charles Moon resigned from Hartford Investment

Management Company (“HIMCO”), the Fund’s investment adviser, and as a portfolio manager of the Fund. Nasri A. Toutoungi remains a portfolio manager of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased(1)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 – January 31	0	0	n/a	n/a
February 1 – February 29	5,000	16.71	n/a	n/a
March 1 – March 31	6,000	16.73	n/a	n/a
April 1 – April 30	0	0	n/a	n/a
May 1 – May 31	11,000	16.56	n/a	n/a
June 1 – June 30	0	0	n/a	n/a
Total	22,000	16.67	n/a	n/a

(1) All purchases were made on the open market pursuant to the registrant’s Repurchase Program and related guidelines.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors since the registrant last disclosed such procedures in a Proxy Statement or Form N-CSR.

Item 11. Controls and Procedures.

(a)

The President/Principal Executive Officer and the Treasurer/Principal Financial Officer of the registrant have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within ninety (90) days of the filing date of this report on Form N-CSR, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b)

There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(2)	Certifications required by Rule 30a-2(a) under the Act.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Montgomery Street Income Securities, Inc.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	August 28, 2008

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer and Principal Financial Officer
Date:	August 28, 2008

EXHIBIT LIST

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act